                                                                 Exhibit 10.3
                                                  Form of Custodial Agreement


                             CUSTODIAL AGREEMENT

     CUSTODIAL AGREEMENT dated as of                         , between FASCO
                                     ------------------------
Auto Trust 199   -   , a Delaware business trust (the "Issuer"), ___________
              --- ---
___________________,  a ______________ banking  corporation, as indenture trustee (in such capacity, the "Indenture Trustee") under the Indenture dated as of ____________________ (the "Indenture"), between the Issuer and the Indenture Trustee, _________________________, as custodian (in such capacity, the "Custodian") and _________________, a ______________
corporation, as servicer (the "Servicer) under the Sale and Servicing Agreement dated as of ___________________ (the "Sale and Servicing Agreement"), among the Issuer, _________________________, a _____________
corporation, as depositor (the "Depositor"), the Servicer and _____________,
as backup servicer (in such capacity, the "Backup Servicer").   Capitalized
terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Sale and Servicing Agreement.

     WHEREAS, pursuant to the Sale and Servicing Agreement, the Depositor has sold, transferred and assigned to the Issuer without recourse all of the Depositor's right, title and interest in and to the Receivables, and the Servicer has agreed to service the Receivables;

     WHEREAS, pursuant to the Indenture, the Issuer has pledged all of its right, title and interest in and to the Receivables to the Indenture Trustee, as trustee for the benefit of holders of the Notes issued pursuant thereto;

     WHEREAS, the Custodian is a                              banking
                                 ----------------------------
corporation whose business includes serving as custodian for financial instruments;

     WHEREAS, the Indenture Trustee desires the Custodian to take possession of the Receivables, as the custodian for, and bailee of, the Indenture Trustee until the Notes have been paid in full and the Custodian is willing to do so;

     WHEREAS, the Issuer desires the Custodian to take possession of the Receivables, as the custodian for, and bailee of, the Issuer after the Notes have been paid in full, and the Custodian is willing to do so;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

     1.   Appointment as Custodian; Acknowledgment of Receipt.  (a)  Subject
          ---------------------------------------------------
to the terms and conditions hereof, the Custodian is hereby appointed by the Issuer, and the Custodian hereby accepts such appointment, to act as custodian and bailee of the Issuer, for purposes of Article 9 of the UCC, to maintain custody of the Receivable Files until delivery to the Custodian by the Depositor of an executed copy of a cross-receipt indicating that the Depositor has received payment in full for the Notes.

     (b) Subject to the terms and conditions hereof, upon the receipt of such cross-receipt the Custodian is hereby appointed by the Indenture Trustee, and the Custodian hereby accepts such appointment, to act as custodian and bailee of the Indenture Trustee, for purposes of Article 9 of the UCC, to maintain custody of the Receivable Files until the Issuer shall have delivered to the Custodian the officer's certificate and opinion of counsel under the Indenture to the effect that conditions for the discharge of the Indenture have been satisfied.

     (c) Subject to the terms and conditions hereof, upon delivery to the Custodian by the Issuer of the officer's certificate and opinion of counsel under the Indenture to the effect that conditions for the discharge the Indenture have been satisfied by the Issuer, the Custodian is hereby appointed by the Issuer, and the Custodian hereby accepted such appointment, to act as custodian and bailee of the Issuer, for the purposes of Article 9 of the UCC, to maintain custody of the Receivable Files.

     2.   Maintenance at Offices.  The Custodian agrees that the Receivable
          ----------------------
Files shall at all times be maintained separately at the Corporate Trust Office of the Custodian, which on the date hereof is located at ____________ _______________________________________, Attention: _______________________,
unless otherwise agreed upon by the Indenture Trustee and the Issuer.

     3.   Duties of Custodian.  The Custodian shall have and perform the
          -------------------
following powers and duties:

          (a)  Certification of the Custodian.  The Custodian hereby
               ------------------------------
certifies that (i) it has received each of the items listed on Exhibit A with respect to each Receivable identified on the Schedule of Receivables attached to the Indenture and the Sale and Servicing Agreement, (ii) the documents referred to in the preceding clause (i) have been reviewed by it and appear regular on their face and (iii) the signature block on each Receivable in the Receivable File for each Receivable contains a manual signature. The Custodian further certifies that as to each Receivable, the Custodian holds the Receivable without written notice (a) of any adverse claims, liens or encumbrances, (ii) that the Receivable was overdue or has been dishonored,
(c) of evidence on the face of the Receivable or other document relating thereto in the Custodian's possession of any security interest therein, or
(d) of any defense against or claim to the Receivable by any party.

          (b)  Safekeeping.  The Custodian, either directly or by acting
               -----------
through an agent or nominee (which agent shall not be the Depositor, the Issuer or any affiliate of the Depositor or the Issuer) shall hold the Receivable Files for the exclusive use and benefit of the Indenture Trustee (until the Notes have been paid in full) and for the exclusive benefit of the Issuer (after the Notes have been paid in full) and shall make disposition thereof only in accordance with this Agreement, the Indenture and the Sale and Servicing Agreement. The Custodian shall segregate and maintain continuous custody of all Receivable Files in secure and fire-proof facilities in accordance with customary standards for such custody. Any documents other than Receivable Files related to the transactions contemplated by the Indenture and the Sale and Servicing Agreement shall be delivered to the Indenture Trustee (until the Notes have been paid in full) and thereafter to the Issuer.

          (c)  Access to Records.  The Custodian shall permit the Indenture
               -----------------
Trustee, the Issuer, the Servicer, the Backup Servicer, the Noteholders, the Certificateholders or their duly authorized representatives, attorneys or auditors to inspect the Receivable Files and the books and records maintained by the Custodian pursuant hereto at such times during normal business hours as the Indenture Trustee, the Issuer, the Servicer, the Backup Servicer, the Indenture Trustee, or such Certificateholders or Noteholders may reasonably request. Nothing in this Section shall derogate from the obligation of the Custodian to observe any applicable law prohibiting disclosure of information regarding Obligors, and the failure of the Custodian to provide access as provided in this Section as the result of such obligation shall not constitute a breach of this Section.

          (d)  Release of Documents.  The Custodian is hereby authorized,
               --------------------
upon receipt of a written request of the Servicer in the form attached as Exhibit B hereto ("Request for Release"), to release to the Servicer the Receivable Files or certain documents therein specified in the Request for Release. All documents released to the Servicer shall be held by the Servicer in trust for the Indenture Trustee (until the Notes are paid in full) and thereafter in trust for the Issuer. Unless a Receivable File is released because the related Receivable is paid in full, purchased by the Depositor or the Servicer, or liquidated, the Servicer shall return any documents so released promptly after its need for possession of such documents no longer exists.

          Upon the purchase by the Depositor or the Servicer of any Receivable pursuant to the Sale and Servicing Agreement or the payment in full of any Receivable, which shall be evidenced by the delivery to the Custodian of a Request for Release, the Custodian shall release the related Receivable File to the person specified in such Request for Release.

     4.   Indemnification.  The Servicer agrees to indemnify the Custodian
          ---------------
and any of its officers, directors, agents or employees against, and to hold it harmless from, any claims, losses, liabilities, and any related out-of-pocket expenses (including without limitation reasonable attorney's fees and expenses) that it may incur in connection with this Agreement, other than any liabilities and expenses arising out of the Custodian's negligence or bad faith. The indemnification provided in this Section 4 shall survive the termination of this Agreement and the termination of the Custodian as Custodian under this Agreement.

     5.   Adverse Interest.  By its acceptance of each Receivable File, the
          ----------------
Custodian covenants and warrants to the Issuer and the Indenture Trustee that
(a) to the best of its knowledge, as of the date of acceptance of such Receivable File, the Custodian (in such capacity) holds no adverse interest, by way of security or otherwise, in the related Receivable and (b) the Custodian (in such capacity) hereby waives and releases any interest in such Receivable that it has or may thereafter acquire prior to the time of release of such Receivable from the terms of this Agreement.

     6.   Limitation of Liability.  The Custodian shall not be liable for any
          -----------------------
action or non-action by it in reliance on advice of counsel believed by it in good faith to be competent to give such advice. The Custodian may conclusively rely upon, and shall be protected in acting upon, any written notice, order, certificate, request, direction, or other document believed by it to be genuine and to have been signed or presented by the proper party or parties.

     7.   Concerning the Custodian.  (a)  Limitation of Liability;
          ------------------------        ------------------------
Indemnification.   In no  event shall the  Custodian or any  of its officers,
- ---------------
directors, agents, or employees be liable to the Issuer, the Indenture Trustee or any third party for special, indirect or consequential damages, or lost profits or loss of business arising under or in connection with this Agreement. The Custodian may, with respect to questions of law, apply for and obtain the advice and opinion of counsel, and shall be fully protected with respect to anything done or omitted by it in good faith in conformity with such reasonable advice or opinion. The Servicer agrees to indemnify the Custodian and to hold it harmless against any and all losses (including claims by the Servicer) that are sustained by the Custodian as a result of the Custodian's action or inaction in connection with this Agreement, except those losses arising out of the Custodian's negligence, bad faith or willful misconduct. Such indemnity shall survive the termination of this Agreement and the termination of the Custodian as Custodian under this Agreement.

     (b)  No Guaranty by Custodian.  It is expressly agreed and acknowledged
          ------------------------
that the Custodian is not guaranteeing performance of or assuming any liability for the obligations of the other parties hereto nor is it assuming any credit risk associated with transactions hereunder; further, it is expressly agreed that the Custodian is not undertaking to make credit available to any party hereto to enable it to complete the transactions hereunder.

     (c)  Force Majeure.  The Custodian shall not be responsible or liable
          -------------
for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including without limitation, acts of God, earthquakes, fires, floods, wars, civil or military disturbances, sabotage, epidemics, riots, loss or malfunctions of utilities, computer (hardware or software) or communications service, labor disputes, acts of civil or military authority, or governmental, judicial or regulatory actions; provided, however, that the Custodian shall use its best efforts to resume performance as soon as possible.

     (d)  No Additional Duties.  The Custodian (in such capacity) shall have
          --------------------
no duties or responsibilities except such duties and responsibilities as are specifically set forth in this Agreement, and no covenant or obligation shall be implied in this Agreement against the Custodian.

     (e)  Custodian Not Responsible for Losses on Receivables.  The Custodian
          ---------------------------------------------------
shall not be responsible for any losses incurred by the Indenture Trustee or the Issuer in respect of the Receivables other than any losses arising out of the Custodian's negligence, bad faith or wilful misconduct.

     (f)  Custodian Not Required to Risk Its Own Funds.  The Custodian shall
          --------------------------------------------
not be required to expend its own funds in the performance of its duties hereunder if it shall have reasonable grounds to believe that repayment of such funds is not reasonably assured.

     8.   Charges and Expenses.  The Servicer agrees to pay all fees of the
          --------------------
Custodian in connection with the performance of its duties hereunder in accordance with written agreements to be entered into from time to time between the Custodian and the Servicer, including without limitation, fees and expenses of counsel incurred by the Custodian in the performance of its duties hereunder; provided, however, that the Custodian shall in no event acquire any lien upon any Receivable deposited under this Agreement or any claim against the Issuer by reason of the failure of the Servicer to pay any of such charges or expenses.

     9.   Insurance of Custodian.  At its own expense, the Custodian shall
          ----------------------
maintain at all times during the existence of this Agreement and keep in full force and effect such insurance, with standard coverage and subject to deductibles, as is customary for insurance typically maintained by banks acting in a custodial capacity.

     10.  Periodic Statements.  Upon the written request of the Indenture
          -------------------
Trustee or the Issuer at any other time, the Custodian shall deliver to the Indenture Trustee and the Issuer a list of all of the Receivable Files which the Custodian holds pursuant to this Agreement.

     11.  Resignation or Removal of Custodian.  The Custodian may at any time
          -----------------------------------
resign and be discharged from the obligations hereby created by giving written notice thereof to Indenture Trustee and the Issuer. Upon receiving such notice of resignation, the Indenture Trustee (until the Notes are paid in full) and thereafter the Issuer shall promptly appoint a successor Custodian, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

     If at any time the Custodian shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Custodian or of its property shall be appointed, or any public officer shall take charge or control of the Custodian or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Indenture Trustee (until the Notes are paid in full) and thereafter the Issuer may remove the Custodian. If it shall remove the Custodian under the authority of the immediately preceding sentence, the Indenture Trustee (until the Notes are paid in full) and thereafter the Issuer shall promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the Custodian so removed and one copy to the successor Custodian.

     Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 11 shall not become effective until acceptance of appointment by the successor Custodian pursuant to Section 12.

     12.  Successor Custodian.  Any successor Custodian appointed pursuant
          -------------------
to Section 11 shall execute, acknowledge, and deliver to the Indenture Trustee and the Issuer and to its predecessor Custodian an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Custodian shall become effective and such successor Custodian, without any further act, deed, or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Custodian. The predecessor Custodian shall, upon payment of all amounts due and payable to it, deliver to the successor Custodian all documents and statements held by it under this Agreement; and the predecessor Custodian and the other parties hereto shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Custodian all such rights, powers, duties, and obligations.

     13.  Representations and Warranties.  The Custodian represents and
          ------------------------------
warrants that:

     (a) The Custodian is duly organized, validly existing and in good standing under the laws of the State of New York;

     (b) The Custodian has the corporate power and authority to enter into and perform its obligations under this Agreement and has duly authorized, executed and delivered this Agreement;

     (c) The execution and delivery of this Agreement will not conflict with or result in a breach of any of the provisions of the Custodian's charter or bylaws; and

     (d) Except in accordance with the Indenture and the Sale and Servicing Agreement, the Custodian will not release or remove any security interest arising under financing statements and continuation statements filed pursuant to such agreements in the Receivables, and related assets subject to such agreements.

     14.  Amendment.  This Agreement may be amended from time to time by
          ---------
written agreement signed by the parties hereto.

     15.  Governing Law.  This Agreement shall be governed by, and construed
          -------------
in accordance with, the laws of the State of New York without reference to its conflict of law provisions.

     16.  Notices.  Notices and other writings delivered or mailed, postage
          -------
prepaid, to the Custodian at
                             ----------------------------------------------
               , telephone:                      , facsimile: _____________,
- ---------------             ---------------------
Attention: ___________________________; and to the Issuer at
FASCO Auto Trust 199___-___, in care of _________________________, as Owner Trustee, _______________________, telephone: ____________, facsimile: _________________, Attention: _______________________;
to the Indenture Trustee at _______________________, telephone: _________, facsimile: _________________, Attention: _______________________;
and to the Servicer at ____________________________, telephone:  ________, facsimile: _______________, Attention: _____________________, or
to such other address as the Custodian, the Issuer, the Indenture Trustee or the Servicer may hereafter specify in writing, shall be conclusively presumed deemed to have been duly given hereunder to such party upon receipt.

     17.  Binding Effect.  This Custodial Agreement shall be binding upon and
          --------------
shall inure to the benefit of the parties hereto and their respective successors and assigns.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Custodial Agreement to be executed in its name and on its behalf by a duly authorized officer as of the date first above written.

                              FASCO AUTO TRUST 199   -   , Issuer
                                                  --- ---
                                 By: _________________, not in its individual
                                        capacity, but solely as Owner Trustee



                                   By:
                                        -----------------------------------
                                        Name:
                                        Title:



                                  ___________________________, as Custodian




                                  By:
                                     ----------------------------------------
                                     Name:
                                     Title:



                                  ___________________________, as Indenture
                                      Trustee




                              By:
                                   ----------------------------------------
                                   Name:
                                   Title:



                              _____________________________, as Servicer




                              By:
                                   ----------------------------------------
                                   Name:
                                   Title:

                                                                    EXHIBIT A


                           ITEMS IN RECEIVABLE FILE




1.   the Schedule of Receivables;

2. the fully executed original Receivable with manual signatures and Dealer endorsements, together with executed assignments thereof by the Seller in blank;

3. a written confirmation from the Servicer certifying as to the Insurance Policies covering the Receivable and stating that they are in full force and effect;

4.   the original  certificate of title  relating to the Financed  Vehicle or
     (a) a copy of the application for a certificate of title and (b) a copy of the existing title, lien entry form or receipt of registration or (c) a copy of the related letter guarantee, in each case noting the lien of the Seller; and

5.   an original or copy of the credit application of the Obligor.

                                                                    EXHIBIT B

                 REQUEST FOR RELEASE AND RECEIPT OF DOCUMENTS

To:                                          , as Custodian
     ----------------------------------------

     ------------------------------------------

     ------------------------------------------
     Attention:
                 --------------------------

     Re:  Custodial Agreement dated                               (the
                                    -----------------------------
          "Agreement"), among FASCO Auto Trust 199   -   ,
                                                   --- ---
           ______________, as Indenture Trustee, ____________, as Custodian,
           and _______________________, as Servicer


Ladies and Gentlemen:

     In connection with the administration of the Receivables held by you as the Custodian for (the Indenture Trustee) (the Issuer), we request the release, and acknowledge receipt, of the (Receivable File/specify documents) for the Receivable described below, for the reason indicated.

Obligor's Name, Address & Zip Code:


Contract Number:

Reason for Requesting Documents (check one or more)

________  1.   Receivable Paid in Full

________  2.   Receivable Repurchased

________  3.   Receivable Liquidated

________  4.   Receivable in Repossession

________  5.   Other (explain)

If item 1, 2 or 3 above is checked, and if all or part of the Receivable File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Receivable.

If item 4 or 5 above is checked, upon our return of the above document(s) to you as the Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.



                              --------------------------------------------



                              By:
                                  ----------------------------------------
                                 Name:
                                       -----------------------------------
                                 Title:
                                        ----------------------------------
                                 Date:
                                       -----------------------------------


Documents returned to the Custodian:

                                 , as Custodian
- ---------------------------------



By:
    -------------------------------
Name:
      -----------------------------
Title:
       ---------------------------------
Date:
      ----------------------------------


                                      B-2